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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of report (Date of earliest event reported) October 7, 2010


                FIRST TRUST SENIOR FLOATING RATE INCOME FUND II
             (Exact Name of Registrant as Specified in its Charter)



       Massachusetts                   811-21539                  11-3716541
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)


   120 East Liberty Drive, Suite 400
           Wheaton, Illinois                                        60187
(Address of Principal Executive Offices)                          (Zip Code)


      Registrant's telephone number, including area code   (630) 765-8000


          FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
       -------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01    Regulation FD Disclosure.


First Trust Senior Floating Rate Income Fund II (the "Fund") is filing herewith as Exhibit (d) senior loan market and Fund overview for the fourth quarter 2010 from the Leveraged Finance Group of First Trust Advisors L.P., the Fund's investment advisor. The senior loan market and Fund overview will be posted on the Fund's website at http://www.ftportfolios.com/Retail/cef/CEFfundnews.aspx?Ticker=FCT.



Item 9.01    Financial Statements and Exhibits.


      (d)    Exhibits

        Exhibit
        Number        Description

           99.1 Advisor senior loan market and Fund overview for the fourth quarter 2010




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 7, 2011          FIRST TRUST SENIOR FLOATING RATE
                                      INCOME FUND II

                                 By:    /s/ W. Scott Jardine
                                        ----------------------------------
                                 Name:   W. Scott Jardine
                                 Title:  Secretary





                                  EXHIBIT INDEX
        Exhibit
        Number        Description

           99.1 Fund update and senior loan market and Fund overview for the fourth quarter 2010.